Exhibit 99.2

July 2006

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

Christopher Marshall	Matt Curoe	Brad Adams
EVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6936	(513) 534-0482	(513) 534-0983

Quarterly Data

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Ratios (percent)
Return on average assets	1.45	1.41	1.27	1.51	1.63	1.62	0.72	1.95
Return on average equity	16.0	15.3	13.9	16.6	18.1	18.0	7.6	21.1
Average equity as a percent of average assets	9.09	9.17	9.12	9.11	8.98	9.02	9.51	9.21
Net interest margin (a)	3.01	3.08	3.11	3.16	3.29	3.38	3.35	3.42
Efficiency (a)	55.3	54.7	55.6	53.5	52.2	51.6	76.0	47.0
Net losses charged off as a percent of average loans and leases	0.37	0.42	0.67	0.38	0.34	0.40	0.44	0.40
Allowance for loan and lease losses as a percent of loans and leases	1.04	1.05	1.06	1.06	1.09	1.11	1.19	1.23
Allowance for credit losses as a percent of loans and leases	1.14	1.14	1.16	1.16	1.20	1.21	1.31	1.35
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.49	0.51	0.52	0.51	0.51	0.53	0.51	0.48
Allowance for loan and lease losses as a percent of nonperforming assets	210.37	205.78	206.03	207.39	212.17	209.01	235.32	253.29
Allowance for credit losses as a percent of nonperforming assets	230.94	224.76	225.33	226.99	232.88	228.64	259.05	278.70

Common Share Data
Earnings per share	$0.69	$0.66	$0.60	$0.71	$0.75	$0.73	$0.31	$0.84
Earnings per diluted share	0.69	0.65	0.60	0.71	0.75	0.72	0.31	0.83
Cash dividends per common share	0.40	0.38	0.38	0.38	0.35	0.35	0.35	0.32
Book value per share	17.13	17.01	17.00	16.93	16.82	16.04	16.00	16.11
Common shares outstanding, excluding treasury	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890
Market price per share:
High	$41.02	$41.43	$42.50	$43.99	$44.67	$48.12	$52.34	$54.07
Low	35.86	36.30	35.04	36.38	40.24	42.05	45.32	46.59
End of period	36.95	39.36	37.72	36.75	41.17	42.98	47.30	49.22
Price/earnings ratio (b)	13.94	14.52	13.57	14.76	15.77	16.22	17.65	15.68

Supplemental Data
Common dividends declared ($ in millions)	$223	$211	$211	$210	$195	$194	$195	$180
Full-time equivalent employees	21,230	21,497	21,681	21,674	21,594	21,287	19,659	19,061
Banking centers	1,138	1,132	1,119	1,106	1,098	1,092	1,011	1,005
ATMs	2,034	2,025	2,024	1,996	1,994	1,988	1,898	1,872

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Income Statement ($ in millions)
Interest income (FTE)	$1,483	$1,405	$1,359	$1,291	$1,223	$1,153	$1,090	$1,052
Interest expense	767	687	624	546	465	394	338	286
Net interest income (FTE)	716	718	735	745	758	759	752	766
Provision for loan and lease losses	71	78	134	69	60	67	65	26
Noninterest income:
Electronic payment processing revenue	211	196	204	190	183	171	175	155
Service charges on deposits	135	126	133	137	132	121	126	134
Mortgage banking net revenue	41	47	42	45	46	41	24	49
Investment advisory revenue	96	91	87	89	92	90	83	89
Corporate banking revenue	82	76	92	71	74	62	65	54
Other noninterest income	76	80	77	82	93	108	84	114
Securities gains (losses), net	14	1	1	8	15	14	(78)	16
Total noninterest income	655	617	636	622	635	607	479	611
Noninterest expense:
Salaries, wages and incentives	303	284	287	285	295	265	266	252
Employee benefits	69	87	65	70	67	82	56	64
Equipment expense	29	27	29	26	25	25	23	22
Net occupancy expense	59	58	59	54	54	54	48	45
Deposit insurance expense	2	2	2	2	2	2	2	2
Other noninterest expense	297	273	321	295	285	277	540	263
Total noninterest expense	759	731	763	732	728	705	935	648
Income before income taxes and cumulative effect (FTE)	541	526	474	566	605	594	231	703
Taxable equivalent adjustment	6	7	7	8	8	8	9	9
Income before income taxes and cumulative effect	535	519	467	558	597	586	222	694
Applicable income taxes	153	160	135	163	180	181	46	223
Income before cumulative effect	382	359	332	395	417	405	176	471
Cumulative effect of change in accounting principle, net of tax	-	4	-	-	-	-	-	-
Net income	$382	$363	$332	$395	$417	$405	$176	$471
Net income available to common shareholders (a)	$382	$363	$332	$395	$417	$404	$176	$471

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,624	$8,434	$8,209	$8,030	$7,783	$7,509	$8,522	$8,666
Tier II capital	1,958	1,966	2,031	2,016	2,131	2,125	1,654	1,674
Total risk-based capital	$10,582	$10,400	$10,240	$10,046	$9,914	$9,634	$10,176	$10,340
Risk-weighted assets	$101,082	$99,368	$97,994	$95,083	$91,791	$89,401	$82,633	$80,749
Tier I capital ratio	8.53%	8.49%	8.38%	8.45%	8.48%	8.40%	10.31%	10.73%
Total risk-based capital ratio	10.47%	10.47%	10.45%	10.57%	10.80%	10.78%	12.31%	12.81%
Tier I leverage ratio	8.35%	8.24%	8.08%	7.93%	7.76%	7.62%	8.89%	9.13%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	June 30, 2006 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,670	$2,494	$3,078	$3,372	$2,781	$2,420	$2,561	$2,313
Available-for-sale and other securities	20,345	21,276	21,924	22,537	24,647	25,101	24,687	31,557
Held-to-maturity securities	358	365	389	332	307	303	255	254
Trading securities	173	156	117	105	84	128	77	81
Other short-term investments	207	159	158	113	113	1,213	532	384
Total cash and securities	23,753	24,450	25,666	26,459	27,932	29,165	28,112	34,589

Loans held for sale	931	744	1,304	1,237	783	809	559	452
Portfolio loans and leases	72,577	71,422	69,925	68,754	66,296	64,902	59,808	58,036
Total loans and leases	73,508	72,166	71,229	69,991	67,079	65,711	60,367	58,488
Allowance for loan and lease losses	(753)	(749)	(744)	(727)	(722)	(717)	(713)	(713)
Bank premises and equipment	1,853	1,798	1,726	1,643	1,581	1,529	1,315	1,233
Operating lease equipment	150	137	143	159	161	224	304	394
Goodwill	2,194	2,194	2,169	2,176	2,178	2,167	979	980
Intangible assets	185	189	208	220	231	243	150	157
Servicing rights	489	468	441	417	378	378	352	349
Other real estate owned	69	68	54	52	52	60	63	61
Other assets	4,663	4,323	4,333	4,218	4,290	3,953	3,527	2,827
Total assets	$106,111	$105,044	$105,225	$104,608	$103,160	$102,713	$94,456	$98,365

Quarterly Data

	As of
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

Liabilities
Deposits:
Demand	$14,078	$14,134	$14,609	$14,294	$14,393	$13,960	$13,486	$12,886
Interest checking	16,788	17,511	18,282	18,169	18,811	19,722	19,481	19,362
Savings	12,061	11,902	11,276	10,437	9,653	9,711	8,310	8,307
Money market	6,505	6,399	6,129	5,855	4,732	4,777	4,321	4,264
Other time	10,627	10,105	9,313	8,867	8,513	8,017	6,837	6,569
Certificates - $100,000 and over	5,691	5,085	4,343	4,195	3,986	3,867	2,121	2,092
Foreign office	4,773	3,874	3,482	3,678	3,089	5,257	3,670	3,380
Total deposits	70,523	69,010	67,434	65,495	63,177	65,311	58,226	56,860
Federal funds purchased	2,493	3,715	5,323	3,548	4,523	2,669	4,714	5,368
Short-term bank notes	-	-	-	-	-	775	775	1,275
Other short-term borrowings	5,275	4,472	4,246	6,075	4,972	4,925	4,537	7,330
Other liabilities	3,762	3,632	3,549	3,583	3,641	3,824	3,297	3,364
Long-term debt	14,502	14,746	15,227	16,522	17,494	16,321	13,983	15,128
Total liabilities	96,555	95,575	95,779	95,223	93,807	93,825	85,532	89,325
Shareholders’ Equity
Common and preferred equity	11,411	11,274	11,138	11,038	10,762	10,569	10,507	10,515
Additional minimum pension liability	(5)	(5)	(5)	(4)	(4)	(4)	(64)	(66)
Net unrealized gains (losses):
Available-for-sale securities	(670)	(553)	(395)	(296)	(107)	(295)	(72)	(125)
Qualifying cash flow hedges	(8)	(10)	(13)	(17)	(24)	(24)	(33)	(27)
Treasury stock, at cost	(1,172)	(1,237)	(1,279)	(1,336)	(1,274)	(1,358)	(1,414)	(1,257)
Total shareholders’ equity	$9,556	$9,469	$9,446	$9,385	$9,353	$8,888	$8,924	$9,040
Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989	561,112,890
Treasury shares held	25,532,916	26,926,113	27,803,674	29,027,013	27,489,033	29,372,355	25,802,702	22,338,801

Quarterly Data

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679
Taxable securities	21,642	22,116	22,376	24,013	24,771	24,935	28,379	30,241
Tax exempt securities	616	644	698	787	815	856	866	890
Other short-term investments	181	157	200	115	130	328	480	282
Total interest-earning assets	95,532	94,551	93,763	93,471	92,478	91,195	89,165	89,092
Cash and due from banks	2,564	2,668	2,847	2,742	2,822	2,619	2,445	2,265
Other assets	8,393	8,261	8,105	8,207	8,182	7,909	6,171	5,603
Allowance for loan and lease losses	(748)	(744)	(727)	(721)	(717)	(714)	(719)	(748)
Total assets	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212
Liabilities
Interest-bearing liabilities:
Interest checking	$17,025	$17,603	$17,828	$18,498	$19,267	$19,972	$19,345	$19,570
Savings	12,064	11,588	11,036	9,939	9,697	9,339	8,447	8,212
Money market	6,429	6,086	5,974	5,154	4,755	4,786	4,227	3,542
Other time	10,449	9,749	9,143	8,730	8,286	7,787	6,681	6,539
Certificates - $100,000 and over	5,316	4,670	4,354	4,156	3,946	3,539	2,106	2,459
Foreign office	4,382	4,050	3,703	3,925	3,907	4,340	4,073	3,315
Federal funds purchased	3,886	4,553	4,771	4,001	3,952	4,170	4,880	4,847
Short-term bank notes	-	-	-	-	230	775	1,188	1,275
Other short-term borrowings	4,854	4,718	4,408	5,619	5,190	4,933	5,140	7,152
Long-term debt	14,465	15,132	15,956	16,914	17,049	15,604	15,585	15,055
Total interest-bearing liabilities	78,870	78,149	77,173	76,936	76,279	75,245	71,672	71,966
Demand deposits	13,764	13,674	14,099	13,977	13,905	13,484	13,107	12,537
Other liabilities	3,500	3,312	3,236	3,335	3,357	3,172	3,054	2,848
Total liabilities	96,134	95,135	94,508	94,248	93,541	91,901	87,833	87,351
Shareholders’ equity	9,607	9,601	9,480	9,451	9,224	9,108	9,229	8,861
Total liabilities & shareholders’ equity	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062	$96,212

Average loans and leases (excluding held for sale)	$72,209	$70,603	$69,218	$67,539	$65,649	$64,269	$58,714	$57,160

Average common shares outstanding:
Basic	554,977,557	554,397,914	553,590,943	553,854,684	553,871,720	556,361,533	560,161,550	560,335,242
Diluted	557,489,491	556,868,587	556,321,949	557,681,044	558,176,454	561,658,848	566,107,746	566,543,043

Quarterly Data

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Asset Quality ($ in millions)
Nonaccrual loans and leases	$281	$291	$294	$285	$273	$268	$228	$207
Renegotiated loans and leases	-	-	-	1	1	1	1	3
Other assets, including other real estate owned	77	73	67	65	66	74	74	72
Total nonperforming assets	$358	$364	$361	$351	$340	$343	$303	$282
Ninety days past due loans and leases	$191	$160	$155	$156	$129	$129	$142	$137
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,618	$19,879	$19,299	$18,596	$18,017	$17,501	$16,058	$15,271
Commercial mortgage	9,792	9,861	9,188	9,138	9,091	9,048	7,636	7,644
Commercial construction	5,950	5,883	6,342	5,880	5,590	5,365	4,348	4,077
Commercial leases	3,740	3,726	3,698	3,619	3,537	3,416	3,426	3,357
Subtotal - commercial	40,100	39,349	38,527	37,233	36,235	35,330	31,468	30,349
Consumer:
Residential mortgage	8,780	8,405	8,296	8,564	7,808	8,208	7,533	6,912
Residential construction	748	717	695	649	611	557	378	371
Credit card	945	851	866	805	749	790	843	809
Home equity	12,277	12,087	12,000	11,766	11,521	11,085	10,508	10,243
Other consumer loans	9,360	9,318	9,250	9,236	8,343	7,840	7,586	7,595
Consumer leases	1,298	1,439	1,595	1,738	1,812	1,901	2,051	2,209
Subtotal - consumer	33,408	32,817	32,702	32,758	30,844	30,381	28,899	28,139
Total loans and leases	$73,508	$72,166	$71,229	$69,991	$67,079	$65,711	$60,367	$58,488

Quarterly Data

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,239	$19,461	$18,909	$18,203	$17,768	$18,073	$15,565	$15,068
Commercial mortgage	9,980	9,441	9,159	9,095	9,042	8,385	7,617	7,582
Commercial construction	5,840	6,211	6,051	5,700	5,467	4,870	4,247	3,963
Commercial leases	3,729	3,686	3,611	3,537	3,436	3,393	3,333	3,300
Subtotal - commercial	39,788	38,799	37,730	36,535	35,713	34,721	30,762	29,913
Consumer:
Residential mortgage	8,756	8,351	8,444	8,271	8,453	8,417	7,346	6,631
Residential construction	735	706	673	624	576	468	378	352
Credit card	897	855	825	778	755	830	827	797
Home equity	12,193	12,072	11,884	11,702	11,325	10,909	10,403	10,056
Other consumer loans	9,340	9,311	9,251	8,868	8,089	7,752	7,592	7,651
Consumer leases	1,384	1,540	1,682	1,778	1,851	1,979	2,132	2,279
Subtotal - consumer	33,305	32,835	32,759	32,021	31,049	30,355	28,678	27,766
Total average loans and leases	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440	$57,679
Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$18	$20	$31	$29	$24	$23	$13	$11
Commercial mortgage	62	74	51	53	56	56	51	51
Commercial loans and leases	129	126	146	140	132	132	111	99
Consumer mortgage and construction	34	34	30	31	25	24	24	22
Other consumer loans and leases	38	37	36	33	37	34	30	27
Total nonperforming loans	$281	$291	$294	$286	$274	$269	$229	$210
Credit Charge-Offs ($ in millions)
Gross charge-offs	$(96)	$(96)	$(137)	$(79)	$(76)	$(80)	$(84)	$(72)
Recoveries	29	23	20	15	21	17	19	15
Net losses charged off	$(67)	$(73)	$(117)	$(64)	$(55)	$(63)	$(65)	$(57)